SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (date of earliest event reported): January 21, 2004




                         TRI CITY BANKSHARES CORPORATION
             (Exact name of registrant as specified in its charter)




     Wisconsin                    0-9785                  39-1158740
---------------------          -------------           ----------------
(State or other jurisdiction    (Commission            (IRS Employer
 of incorporation)              File Number)           Identification No.)

   6400 South 27th Street
   Oak Creek, Wisconsin                                    53154
 -----------------------------------------                --------
  (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (414) 761-1610
                                                           --------------


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     The information in this report,  including the exhibit attached hereto,  is furnished solely pursuant to Item 12 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Further, the information in this report, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On January 20, 2004, Tri City Bankshares Corporation mailed information to its shareholders regarding operating results for the fourth quarter and annual periods ended December 31, 2003. A copy of the information is attached as Exhibits 99.1 and 99.2.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 21, 2004                    TRI CITY BANKSHARES CORPORATION
       -------------------


                                       By:  s/s Thomas W. Vierthaler
                                            ----------------------------------
                                            Thomas W. Vierthaler
                                            Vice President & Comptroller
                                            (Chief Accounting Officer)




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                                  EXHIBIT INDEX


         Exhibit No.            Description

             99.1               Quarterly financial information

             99.2               Management comments